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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 19, 2004


                                 SCANSOFT, INC.
             (Exact Name of Registrant as Specified in Its Charter)



           DELAWARE                      000-27038               94-3156479
(State or Other Jurisdiction of         (Commission             (IRS Employer
        Incorporation)                  File Number)         Identification No.)



                               9 CENTENNIAL DRIVE
                          PEABODY, MASSACHUSETTS 01960
               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 977-2000
              (Registrant's Telephone Number, Including Area Code)
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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

            On March 19, 2004, ScanSoft, Inc. (the "Company") announced that Paul Ricci, the Company's Chairman and Chief Executive Officer, has indicated that during the next 120-days he intends to exercise options to purchase as many as 750,000 shares of the Company's common stock and sell them in order to finance the purchase of a home in Massachusetts.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      SCANSOFT, INC.

                                                      By: /s/ David A. Gerth
                                                         -----------------------
                                                      David A. Gerth
                                                      Chief Financial Officer

                                                      Date:  March 19, 2004